                                                                   EXHIBIT 10.26


                           GENERAL SECURITY AGREEMENT

         This General Security Agreement (the "Agreement"), dated October 1, 1999 is by ANKER COAL GROUP, INC., a Delaware corporation (the "Company") and each of the entities listed on Schedule A hereto (each a "Guarantor" and collectively, the "Guarantors"), in favor of The Bank of New York, as collateral agent (in such capacity, "Collateral Agent"), under the indenture, dated as of October 1, 1999, as such indenture may be amended or supplemented from time to time (the "Indenture"), among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has agreed to issue 14.25% Second Priority Senior Secured Notes due 2007 (PIK through April 1, 2000) (the "Notes," as further defined in the Indenture) of each series which may be issued from time to time pursuant to the Indenture and secured by the Security Interest in the Collateral granted by the Company and the Guarantors to or in favor of the Collateral Agent; and

         WHEREAS, pursuant to the terms of Article 5 of the Indenture, the Security Interest in the Collateral is junior in priority to the Senior Security Interest.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS

         All terms used herein which are defined in Article 1, Article 8 or
Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All other capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to the Company, the Guarantors and the Collateral Agent pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7.3. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

         1.1 "Accounts" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to the Company and the Guarantors arising out of the sale or lease of goods or the rendition of services by the Company and the Guarantors, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

         1.2 "AVS" means the Applicant Violator System operated by the United States Department of Interior and any related systems or procedures.

         1.3 "Books" means all of the Company's and the Guarantors' books and records including: ledgers; records indicating, summarizing, or evidencing the Company's and the Guarantors' properties or assets (including the Collateral) or liabilities; all information relating to the Company's and the Guarantors' business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

         1.4 "Cash Collateral" means United States legal tender or Cash Equivalents which have been deposited in or held under the Collateral Account.

         1.5 "Cash Equivalents" means (i) United States dollars, (ii) securities issued directly and fully guaranteed or insured by the full faith and credit of the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition,
(iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the Credit Facilities or with any domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") and in each case maturing within six months after the date of acquisition, (vi) investment funds investing substantially all of their assets in securities of the types described in clauses (i)-(v) above and (vii) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's or S&P.

         1.6 "Collateral" means all of the Company's and the Guarantors' right, title, and interest in and to each of the following: (i) the Accounts,
(ii) the Books, (iii) the Equipment, (iv) the General Intangibles, (v) the Inventory, (vi) the Negotiable Collateral, (vii) Cash Collateral, (viii) the Investment Property (including, without limitation, all Stock in Subsidiaries),
(ix) the Real Property Collateral, (x) any money, or other assets of the Company and the Guarantors that now or hereafter come into the possession, custody, or control of the Collateral Agent, and (xi) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, the Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; provided, however, that with respect to any coal supply agreement, coal brokerage agreement, any other non-assignable agreement and leasehold interest entered into, or non-assignable Permit held, by the Company or any of the Guarantors with, or issued by, any Person who is not an Affiliate of the Company or any of the Guarantors, if, and only if, (x) the valid grant of a Lien in or Mortgage upon such agreement, interest or Permit is prohibited (or the consent of the other party to such agreement or of the issuer of such Permit to any of the foregoing is required) and such prohibition has not been or is not waived, or such consent of the other party to such agreement or of the issuer of such Permit has not been or is not obtained (each, a "Non-assignable Property"), and
(y) by the terms of such Non-assignable Property, the Company's or any of the Guarantor's grant of a Lien therein would result in the right of the other Person party to such agreement or of the issuer of such Permit to terminate such Non-assignable Property, then the Liens granted pursuant to this Agreement to the Collateral Agent, for the benefit of the Holders, shall attach solely to the proceeds of such Non-assignable Property and the Company's and the Guarantors' rights thereto including, without limitation, any and all Accounts arising under or pursuant to such Non-assignable Property, except that, if the relevant provisions contained in any Non-assignable Property that prohibit the valid grant of a Lien therein or a Mortgage thereon or that require the consent of the other party thereto to (as applicable) any of the foregoing are determined to be unenforceable, invalid, or otherwise not binding upon the Company or any of the Guarantors, pursuant to a final judgment or decree of any court or competent jurisdiction, then such Non-assignable Property shall in all events constitute part of the Collateral; provided that there shall be excluded from the Collateral the Excluded Assets.

         1.7 "Collateral Access Agreement" means a landlord waiver or consent, lessor subordination agreement, mortgagee waiver or consent, bailee letter, or a similar acknowledgment agreement of any warehouseman, processor, lessor, licensor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Collateral Agent.

         1.8 "Collateral Account" means an account maintained with the Collateral Agent at its corporate trust office into which all proceeds of Collateral required to be delivered herein shall be deposited.

         1.9 "Control Agreement" means a control agreement, in form and substance reasonably satisfactory to Collateral Agent, between the Company or the relevant Guarantor and the applicable securities intermediary with respect to the applicable Securities Account and related Investment Property.

         1.10 "Equipment" means all of the Company's and the Guarantors' present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, loading facilities, tipples, processing plants and like structures, fixtures, tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including (a) any interest of the Company and the Guarantors in any of the foregoing and, (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing; provided, however, that Equipment shall not include Mobile Equipment.

         1.11  "Event of Default" shall have the meaning set forth in Section
6.1 hereof.

         1.12 "Excluded Assets" means Mobile Equipment, cash and Cash Equivalents (other than Cash Collateral or proceeds of Collateral) and the coal reserves, fixtures, equipment and specified interests in Real Property listed on Schedule B to the Indenture, including, without limitation, the improvements, fixtures, structures, buildings, water treatment facilities and other appurtenances situated thereon or thereunto belonging.

         1.13 "General Intangibles" means all of the Company's and the Guarantors' present and future general intangibles and other personal property (including rights under coal supply contracts, coal brokerage agreements and other contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Permits, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

         1.14 "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

         1.15 "Holders" means a Person in whose name a Note (or portion of a Note) is registered and "Holders" means Persons in whose names Notes are registered.

         1.16 "Indenture Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable to the Collateral Agent, the Trustee or the Holders under the Indenture, the Notes and any Security Documents.

         1.17 "Inventory" means all the Company's and the Guarantors' present and future inventory, wherever located, including, without limitation, all raw materials, work-in-process, and finished and semi-finished inventory of any kind, nature or description, wherever located, including, without limitation,
(i) all minerals in whatever form, and including, without limitation, coal, fly ash, bottom ash or other ash, methane, sulfur, sulfur dioxide, and other by-products resulting from the processing of the coal mined by the Company and the Guarantors and other minerals and chemicals resulting from the mining or processing of coal, (ii) cast iron fittings, paint, belts and hoses, bolts and nuts, wire and wire products, welding supplies, tools, steel, rope, timber, railroad, spikes, railroad car parts and railroad crane parts, baghouse parts, pump parts, compressor parts, electrical parts, bearings, drills, bits and accessories and other parts and supplies, (iii) all wrapping, packaging, advertising and shipping materials, and (iv) any other personal property held for sale, exchange or lease or furnished or to be furnished or used or consumed in the business or in connection with the manufacturing, packaging, shipping, advertising, selling or finishing of such goods, inventory, merchandise and other personal property, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the Company and the Guarantors and all right, title and interest therein and thereto; and further including, without limitation, all coal in which the Company and the Guarantors have any interest which has been extracted from the Real Property, is in a coal stockpile and is held for sale by the Company and the Guarantors in the ordinary course of business, together with all other present and future goods held for sale by the Company and the Guarantors in the ordinary course of business, wherever located.

         1.18 "Investment Property" means "investment property" as that term is defined in Section 9-115 of the New York Uniform Commercial Code, as may be in effect from time to time.

         1.19 "Material Adverse Change" means (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Company and the Guarantors, other than as a result of the consummation of Asset Sales or other dispositions permitted by the Indenture, (b) the material impairment of the Company's and Guarantors' ability to perform their obligations under the Indenture or the Security Documents to which they are a party or the Collateral Agent's ability to realize upon the Collateral (including, without limitation, any action, proceeding or investigation by any Governmental Authority with respect to (x) the Company and/or the Guarantors, (y) any Real Property at which the Company or the Guarantors operate a coal mine or (z) any Permits that have resulted in or will result in, in Collateral Agent's judgment, a material impairment of Collateral Agent's ability to have access to or gain possession of any of the Equipment of the Company or any of the Guarantors, (c) a material adverse effect on the value of the Collateral or the amount that the Collateral Agent would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral, other than as a result of the consummation of Asset Sales or other dispositions permitted by the Indenture, or
(d) a material impairment of the priority of the Collateral Agent's Liens with respect to the Collateral.

         1.20  "Mobile Equipment" means all equipment which is (a) mobile, and
(b) which is used or useful in connection with the coal mining, extraction, development, construction or environmental remediation activities of the Company or any Restricted Subsidiary and shall in any event include any of the following, whether such equipment is on wheels, is track mounted or is skid mounted: bulldozers, drills, pans, augers, high wall miners, continuous miners, shuttle cars, roof bolters, mobile roof supporters, rock dusters, man trips, scoops, backhoes, shovels, front end loaders, continuous haulage units, underground locomotives, loaders, trailers, trucks, other motor vehicles and other mining, construction, earthmoving or excavating equipment of a similar nature.

         1.21 "Mortgages" means one or more mortgages, deeds of trust, or deeds to secure debt, executed by the Company and the Guarantors in favor of the Collateral Agent, the form and substance of which shall be satisfactory to the Collateral Agent, that encumber the Real Property Collateral and the related improvements thereto, and shall specifically include, but is not limited to, Amendments to Deeds of Trust.

         1.22 "Negotiable Collateral" means all of the Company's and the Guarantors' present and future letters of credit, notes, drafts, instruments, Investment Property, documents, personal property leases (wherein such Person is the lessor), chattel paper, and the Books relating to any of the foregoing.

         1.23 "Obligor" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to the Indenture Obligations or who is the owner of any property which is security for the Indenture Obligations, other than the Company or the Guarantors.

         1.24 "Permits" of a Person shall mean all rights, franchises, permits, authorities, licenses, certificates of approval, consents, orders or authorizations, including licenses and other authorizations issuable by a Governmental Authority, which pursuant to applicable Legal Requirements are necessary to permit such Person lawfully to conduct and operate its business as currently conducted and to own and use its assets.

         1.25 "Permitted Protest" means the right of the Company or any Guarantor to protest any Lien other than any such Lien that secures the Indenture Obligations, tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that
(a) a reserve with respect to such obligation is established on the books of the Company or any Guarantor in an amount that is reasonably satisfactory to Collateral Agent, (b) any such protest is instituted and diligently prosecuted by the Company or any Guarantor in good faith, and (c) Collateral Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Collateral Agent's Liens in and to the Collateral.

         1.26 "Real Property" means any estates or interests in real property or mineral rights now owned or acquired in the future by the Company or any of the Guarantors.

         1.27 "Real Property Collateral" means the parcel or parcels of Real Property and related improvements thereto identified on Schedule R-2 hereto, and any Real Property hereafter acquired by the Company and the Guarantors, including leasehold interests, together with all buildings, structures, fixtures and other improvements relating thereto, and all metals and minerals which are in, under, upon, or to be produced from such Real Property to the extent of the rights of the Company and the Guarantors to the same, including all coal (but only to the extent such metals and minerals have not been extracted from the Real Property), wherever located, including, without limitation, the Real Property and related assets of the Company and the Guarantors more particularly described in the Mortgages; provided that Real Property Collateral shall not include the Real Property interests listed in Schedule R-1 hereto or Non-assignable Property; provided, further, that, subject to Section 4.12 of the Indenture, the Real Property Collateral shall not include any Real Property located in the State of Maryland that is not subject to the liens securing the Senior Secured Indebtedness.

         1.28 "Securities Account" means a "securities account" as that term is defined in Section 8-501 of the Uniform Commercial Code.

         1.29 "Stock" means all shares, options, warrants, interests, participations, interests in limited liability companies or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

SECTION 2.     GRANT OF SECURITY INTEREST

         2.1 Grant of Security Interest. To secure the prompt performance, observance and indefeasible payment in full of all Indenture Obligations, the Company and each of the Guarantors hereby grant to Collateral Agent, for the benefit of the Holders, a continuing security interest in, a lien upon, and a right of set off against all currently existing and hereafter acquired or arising Collateral, which security interest is junior in priority to the Senior Security Interest. The Indenture Obligations include both present advances and future advances.

SECTION 3.     COLLATERAL COVENANTS

         3.1 Accounts Covenants. Subject to the provisions of Section 6.3 below,

               (a) Collateral Agent shall have the right at any time or times, in Collateral Agent's name or in the name of a nominee of Collateral Agent, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

               (b) The Company and each Guarantor shall deliver or cause to be delivered to Collateral Agent, with appropriate endorsement and assignment, with full recourse to the Company and the Guarantors, all Negotiable Collateral, including Negotiable Collateral evidencing intercompany Indebtedness, which the Company or the Guarantors now own or may at any time acquire immediately upon the Company's or such Guarantors' receipt thereof.

               (c) Collateral Agent may (but shall not be obligated to), (i) at any time that an Event of Default has occurred and is continuing, notify any or all account debtors that the Accounts have been assigned to Collateral Agent, for the benefit of the Holders, and that Collateral Agent, for the benefit of the Holders, has a security interest therein and Collateral Agent may direct any or all accounts debtors to make payment of Accounts directly to Collateral Agent, for the benefit of the Holders, and (ii) at any time that an Event of Default has occurred and is continuing, (A) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Indenture Obligations, (B) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Collateral Agent, the Trustee and the Holders shall not be liable for their failure to collect or enforce the payment thereof and (iii) at any time, take whatever other action Collateral Agent may deem necessary or desirable for the protection of the Security Interest granted herein upon the Accounts. At Collateral Agent's request, at any time that an Event of Default has occurred and is continuing, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Collateral Agent, for the benefit of the Holders, and are payable directly and only to Collateral Agent, for the benefit of the Holders, and the Company and each Guarantor shall deliver to Collateral Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Collateral Agent may require. The Company and each Guarantor agrees that it will hold in trust for the Collateral Agent, the Trustee and the Holders, as trustee, any collections that it receives and immediately deliver said collections to Collateral Agent in their original form as received.

         3.2 Inventory Covenants. With respect to the Inventory: (a) the Company and each Guarantor shall at all times maintain Inventory records reasonably satisfactory to Collateral Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Company and each Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) the Company and each Guarantor shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Collateral Agent, except (i) for sales of Inventory in the ordinary course of the Company's or any Guarantor's business, (ii) to move Inventory directly from one location set forth or permitted herein to another such location or (iii) in connection with and in order to facilitate the consummation of Asset Sales or other dispositions permitted by the Indenture;
(c) the Company and each Guarantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in material conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (d) the Company and each Guarantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory;
(e) the Company and each Guarantor shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate the Company or any Guarantor to repurchase such Inventory; (f) the Company and each Guarantor shall keep the Inventory in good and marketable condition; and (g) the Company and each Guarantor shall not, without prior written notice to Collateral Agent, acquire or accept any Inventory on consignment or approval.

         3.3 Equipment Covenants. With respect to the Equipment: (a) the Company and each Guarantor shall keep the Equipment in good operating condition and repair (ordinary wear and tear excepted); (b) the Company and each Guarantor shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in material conformity with all applicable laws; (c) the Equipment is and shall be used in the Company's and each Guarantor's business and not for personal, family, household or farming use; (d) other than in connection with and in order to facilitate Asset Sales or other dispositions permitted by the Indenture, the Company and each Guarantor shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of the Company and each Guarantor or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of the Company or any Guarantor in the ordinary course of business; (e) the Equipment is now and shall remain personal property and the Company and each Guarantor shall not permit any of the Equipment to be or become a part of or affixed to Real Property and such Equipment shall at all times remain personal property, unless the item of Equipment is critical to the functioning, or is an integral part of, the Real Property at which is located; and (f) the Company and each Guarantor assumes all responsibility and liability arising from the use of the Equipment.

         3.4 Power of Attorney. The Company and each Guarantor hereby irrevocably designates and appoints Collateral Agent (and all persons designated by Collateral Agent) as the Company's and each Guarantor's true and lawful attorney-in-fact, and authorizes Collateral

Agent, in the Company's or any of the Guarantor's or Collateral Agent's name, to: (a) at any time an Event of Default exists or has occurred and is continuing in connection with which the Indenture Obligations have been declared to be immediately due and payable pursuant to the Indenture, (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of the Company's and each Guarantor's rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Collateral Agent deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account, (vii) prepare, file and sign the Company's or any of the Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor, (viii) notify the post office authorities to change the address for delivery of the Company's or any Guarantor's mail to an address designated by Collateral Agent, and open all mail addressed to the Company or any Guarantor and retain copies of all mail relating to the Collateral and forward all other mail to the Company or any Guarantor, (ix) execute and record all documents necessary to acknowledge, memorialize or effect cancellation of the Security Interest created hereby, effective as of the termination of this Agreement, and (x) do all acts and things which are necessary, in Collateral Agent's determination, to fulfill the Company's and the Guarantors' obligations under this Agreement, the Indenture and the other Security Documents and (b) at any time to (i) take control in any manner of any item of payment or proceeds thereof that may come into the Collateral Agent's or a Senior Secured Lender's possession, (ii) have access to any lockbox or postal box into which the Company's or any of the Guarantor's mail is deposited, (iii) endorse the Company's or any Guarantor's name upon any items of payment or proceeds thereof and deposit the same in the Collateral Agent's account for application to the Indenture Obligations, (iv) endorse the Company's or any of the Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral that may come into the Collateral Agent's or a Senior Secured Lender's possession, (v) send requests for verification of Accounts and notices thereof to account debtors and (vi) within ten (10) days after Collateral Agent's written request therefor, execute in the Company's or any Guarantor's name and file any UCC financing statements or amendments thereto, provided, that, Collateral Agent may exercise such power at any time, without any prior notice or request to the Company or the Guarantors, if Collateral Agent determines, in its discretion, that it must exercise such power in order to maintain, protect and/or preserve any of the Collateral and/or the Liens of the Indenture therein. The Company and each of the Guarantors hereby release Collateral Agent and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Collateral Agent's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction. The appointment of Collateral Agent as the Company's and the Guarantors' attorney, and each and every one of Collateral Agent's rights and powers, being coupled with an interest, is irrevocable until all of the Indenture Obligations have been fully and finally repaid and performed.

         3.5 Right to Cure. Collateral Agent may, at its option, to the extent that Collateral Agent determines the Company's or the Guarantor's failure to pay or perform any of the following could result in a Material Adverse Change and subject to the right of the Company and each Guarantor to conduct Permitted Protests, (a) cure any default by the Company or any Guarantor under any agreement with a third party or pay or bond on appeal any judgment entered against the Company or any Guarantor, (b) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (c) pay any amount, incur any expense or perform any act which, in Collateral Agent's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of the Trustee and the Holders with respect thereto. Collateral Agent may add any amounts so expended to the Indenture Obligations and charge the Company's and each Guarantor's account therefor, such amounts to be repayable by the Company or such Guarantor on demand. Collateral Agent shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of the Company or any Guarantor. Any payment made or other action taken by Collateral Agent under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

         3.6 Access to Premises. From time to time as requested by Collateral Agent, at the cost and expense of the Company and the Guarantors, (a) Collateral Agent or its designee shall have complete access to all of the Company's and each Guarantor's premises during normal business hours and after notice to the Company or such Guarantor, or at any time and without notice to the Company or such Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of the Books, and (b) Guarantor shall promptly furnish to Collateral Agent such copies of such Books or extracts therefrom as Collateral Agent may reasonably request, and (c) if an Event of Default exists or has occurred and is continuing, use during normal business hours such of the Company's or the Guarantors' personnel, equipment, supplies and premises as may be necessary for the foregoing and for the collection of Accounts and realization of other Collateral.

         3.7 Securities Accounts. Neither the Company nor any Guarantor shall establish or maintain any Securities Account unless Collateral Agent shall have received a Control Agreement, duly executed and in full force and effect, in respect of such Securities Account. Each of the Company and the Guarantors agrees that it will not transfer assets out of any Securities Accounts; provided, however, that so long as no Event of Default has occurred and is continuing or would result therefrom, the Company and each Guarantor may use such assets to the extent permitted by the Indenture.

         3.8 Control Agreements. The Company and each Guarantor agree that they will not transfer assets out of any Securities Accounts other than as permitted under Section 3.7 and, if to another securities intermediary, unless each of the Company or relevant Guarantor, as applicable, Collateral Agent, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other investment property shall be modified by the Company or any Guarantor without the prior written consent of Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may notify any securities intermediary to liquidate or transfer the applicable Securities Account or any related investment property maintained or held thereby and remit the proceeds thereof to the Collateral Agent for the benefit of the Holders.

SECTION 4.     REPRESENTATIONS AND WARRANTIES

         Each of the Company and the Guarantors hereby represents and warrants to the Collateral Agent for the benefit of the Holders the following (which shall survive the execution and delivery of this Agreement):

         4.1 Corporate Existence, Power and Authority; Subsidiaries. Each of the Company and the Guarantors is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify could not reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance of this Agreement, the Indenture and the other Security Documents and the transactions contemplated hereunder and thereunder are all within the Company's and the Guarantors' corporate powers, have been duly authorized and are not in contravention of law or the terms of the Company's or any of the Guarantors' certificates of incorporation, by-laws, or other organizational documentation, or (a) the Notes and the Indenture or (b) any other material indenture, agreement or undertaking to which the Company or any Guarantor is a party or by which the Company or any Guarantor or its property are bound the breach of which could reasonably be expected to result in a Material Adverse Change. This Agreement, the Indenture and the other Security Documents constitute legal, valid and binding obligations of the Company and the Guarantors enforceable in accordance with their respective terms. Each of the Company and the Guarantors does not have any Subsidiaries, except as set forth in Schedule 4.1 hereto.

         4.2 Chief Executive Office; Collateral Locations. The chief executive office of the Company and each Guarantor and the Books concerning Accounts are located only at the addresses set forth below and the only other places of business of the Company and each of the Guarantors and the only other locations of Collateral, if any, are the addresses set forth in Schedule 4.2 hereto, subject to the right of the Company and each Guarantor to establish new locations in accordance with Section 5.2 below.

         4.3 Priority of Liens; Title to Properties. The Security Interests granted to Collateral Agent under this Agreement constitute valid and perfected liens and security interests in and upon the Collateral subject in priority only to Permitted Liens granted or incurred prior to the date hereof. Each of the Company and the Guarantors has good and marketable title to all of its properties and assets subject to no Liens of any kind, except those granted to Collateral Agent, for the benefit of the Holders and Permitted Liens.

         4.4 Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement, the Indenture or any of the other Security Documents shall survive the execution and delivery of this Agreement and shall be conclusively presumed to have been relied on by the Holders regardless of any investigation made or information possessed by the Holders. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which the Company or any of the Guarantors shall now or hereafter give, or cause to be given, to the Holders.

SECTION 5.     AFFIRMATIVE AND NEGATIVE COVENANTS

         5.1 Notice of Name Change; Change of Jurisdiction. Each of the Company and the Guarantors shall give Collateral Agent thirty (30) days prior written notice of any proposed change in its corporate name or jurisdiction of incorporation, which notice shall set forth the new name or jurisdiction and each of the Company and the Guarantors shall deliver to Collateral Agent (a) a copy of the amendment to the charter of the Company or such Guarantor providing for the name change or change of jurisdiction certified by the Secretary of State of the jurisdiction of incorporation of the Company or such Guarantor as soon as it is available, and (b) such executed agreements, documents and instruments as Collateral Agent may deem reasonably necessary or desirable to protect the Collateral Agent's interests in the Collateral, including the UCC financing statements.

         5.2 New Collateral Locations. Each of the Company and the Guarantors may open any new location within the continental United States provided each of the Company and the Guarantors (a) gives Collateral Agent thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Collateral Agent such agreements, documents, and instruments as Collateral Agent may deem reasonably necessary or desirable to protect the Collateral Agent's interests in the Collateral at such location, including UCC financing statements and also provides to Collateral Agent, upon request of Collateral Agent, a Collateral Access Agreement with respect to any such Inventory or Equipment that has been moved to a new location.

         5.3   Compliance with Laws; Notice of Non-Compliance.

               (a) Each of the Company and the Guarantors shall mine and produce, and cause their respective Subsidiaries to mine and produce, all Inventory in accordance with and otherwise comply, and cause their respective Subsidiaries to comply, with the requirements of all Permits then in effect and all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Surface Mining Control and Reclamation Act of 1977, 30 U.S.C. Section 1201 et seq. or the West Virginia counterpart thereto, the Federal Mine Safety and Health Act of 1977, the Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act, the Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Safe Drinking Water Act of 1974, the Toxic Substances Control Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Hazardous Materials Transportation Act, as amended, U.S. Department of Transportation and Environmental Protection Agency regulations, and applicable state counterparts to any of such laws and any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials, the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not have and could not reasonably be expected to result in a Material Adverse Change.

               (b) Each of the Company and the Guarantors shall provide Collateral Agent on a monthly basis with a report of all notices delivered by any Governmental Authority to the

Company or any of the Guarantors or any of their respective Subsidiaries alleging violation of or non-compliance with any Permits or any applicable laws, rules, regulations or orders referred to in Section 5.3(a) that could reasonably be expected to result in a Material Adverse Change and promptly after the Company or any Guarantor or any of their respective Subsidiaries have received notice from a Governmental Authority that a Permit has been or shall be revoked, rescinded, suspended or amended in a manner that will result in a Material Adverse Change, furnish Collateral Agent with a written report thereof describing the foregoing and advising Collateral Agent of the actions the Company, the Guarantors and/or their respective Subsidiaries are taking and propose to take to remedy same.

               (c) Without limiting the generality of the foregoing, whenever there is material non-compliance with any Legal Requirements, or any condition which requires any action by or on behalf of the Company, the Guarantors or any of their respective Subsidiaries in order to avoid any material non-compliance with any Legal Requirements relating to the use, disposal, treatment or generation of Hazardous Materials, the Company and each of the Guarantors shall, or shall cause the relevant Subsidiary, at the request of Collateral Agent and at the Company's, such Guarantor's or such Subsidiary's (as applicable) expense:
(i) cause an independent environmental engineer reasonably acceptable to Collateral Agent to conduct such tests of the site where such non-compliance or alleged non-compliance with Legal Requirements has occurred as to such non-compliance and prepare and deliver to Collateral Agent a report as to such non-compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Collateral Agent a supplemental report of such engineer whenever the scope of such non-compliance, or the Company's, such Guarantor's or such Subsidiary's (as applicable) response thereto, or the estimated costs thereof, shall change in any material respect.

         5.4 Payment of Taxes and Claims. Each of the Company and the Guarantors shall be liable for any tax or penalties imposed on the Collateral Agent, the Trustee and the Holders as a result of the grant of the Security Interest provided for herein and each of the Company and the Guarantors agrees to indemnify and hold the Collateral Agent, the Trustee and the Holders harmless with respect to the foregoing, and to repay to Collateral Agent on demand the amount thereof, and until paid by the Company and the Guarantors such amount shall be added and deemed part of the Indenture Obligations, provided, that, nothing contained herein shall be construed to require the Company or any of the Guarantors to pay any income or franchise taxes attributable to the income of the Collateral Agent, the Trustee or the Holders from any amounts charged or paid hereunder to Collateral Agent on behalf of the Collateral Agent, the Trustee or the Holders. The foregoing indemnity shall survive the payment of the Indenture Obligations and the termination of this Agreement.

         5.5 Permit Block. If information in the AVS triggers a permit or license block against the Company, any of the Guarantors or any of their respective Subsidiaries which has an adverse effect on (a) the Company's or any of the Guarantors' mining operations; (b) the Company's or any of the Guarantors' ability to make payments hereunder under the Indenture or under any of the Security Documents; or (c) the value of any of the Collateral, the Company and the Guarantors shall immediately notify Collateral Agent and promptly take and diligently pursue any and all actions which are necessary or required to remove the permit or license block, including, but not limited to, correcting any violations arising out of the operations of the

Company, any Guarantor or any of their respective Subsidiaries and challenging the AVS ownership and control link, in accordance with the procedures set forth in 30 CFR Section 773.25.

         5.6 Costs and Expenses. The Company and the Guarantors shall pay to Collateral Agent on demand all costs, reasonable expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Indenture Obligations, the rights of the Collateral Agent in the Collateral, this Agreement, the Indenture and the other Security Documents and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all insurance premiums, appraisal fees and search fees; (c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Indenture Obligations, enforcing the Security Interests created by the Security Documents, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement, the Indenture and the other Security Documents or defending any claims made or threatened against the Collateral Agent, the Trustee or any Holder arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); and
(e) the fees and disbursements of counsel (including legal assistants) to Collateral Agent and the Trustee in connection with any of the foregoing.

         5.7 Further Assurances. At the request of Collateral Agent at any time and from time to time, the Company and the Guarantors shall, at their expense, at any time or times duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the Security Interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement, the Indenture or any of the other Security Documents. Where permitted by law, if the Company or any of the Guarantors has failed to undertake such action within ten (10) days of request, the Company and the Guarantors hereby authorize Collateral Agent to execute and file one or more Uniform Commercial Code financing statements with respect to the Collateral signed on behalf and in the name of the Company and the Guarantors only by Collateral Agent.

SECTION 6.     EVENTS OF DEFAULT AND REMEDIES

         6.1 Events of Default. The occurrence or existence of any Event of Default under the Indenture is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

         6.2   Remedies.  Subject to Section 6.3 hereof,

               (a) At any time an Event of Default exists or has occurred and is continuing, Collateral Agent, on behalf of the Trustee and the Holders, shall have all rights and remedies provided in this Agreement, the Indenture, the other Security Documents, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Company, the Guarantors or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Collateral Agent hereunder, under the Indenture, under any of the other Security Documents, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Collateral Agent's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by the Company or any of the Guarantors of this Agreement, the Indenture or any of the other Security Documents. The Trustee and the Holders may, at any time or times, proceed directly against the Company or any of the Guarantors or any Obligor to collect the Indenture Obligations without prior recourse to the Collateral.

               (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, the Collateral Agent may, except to the extent otherwise expressly provided or required in the Indenture, do any one or more of the following on behalf of the Holders, all of which are authorized by the Company and the Guarantors: (i) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (ii) require the Company and the Guarantors, at the Company's and the Guarantors' expense, to assemble and make available to Collateral Agent, any part or all of the Collateral at any place and time designated by Collateral Agent, (iii) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (iv) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (v) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Collateral Agent or elsewhere) at such prices or terms as Collateral Agent may deem reasonable, for cash, upon credit or for future delivery, with Collateral Agent having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of the Company and the Guarantors, which right or equity of redemption is hereby expressly waived and released by the Company and the Guarantors. If any of the Collateral is sold or leased by Collateral Agent upon credit terms or for future delivery, the Indenture Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Collateral Agent. If notice of disposition of Collateral is required by law, five (5) days prior notice by Collateral Agent to the Company and the Guarantors designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and the Company and the Guarantors waive any other notice. In the event Collateral Agent institutes an action to recover any Collateral or seek recovery of any Collateral by way of prejudgment remedy, the Company and the Guarantors waive the posting of any bond which might otherwise be required.

               (c) Collateral Agent may apply the cash proceeds of Collateral actually received by Collateral Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Indenture Obligations, in whole or in part and in such order and manner as set forth in Article X of the Indenture, whether or not then due. The Company and the Guarantors shall remain liable to the Collateral Agent, the Trustee and the Holders for the payment of any deficiency and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

         6.3 Application of Proceeds; Effect of Senior Security Interest. The Collateral Agent, the Trustee and each Holder by accepting a Note,

               (a) agrees that notwithstanding anything to the contrary contained in any agreement of the Company or any Guarantor or otherwise, as more fully set forth in the Intercreditor Agreement, the Senior Collateral Agent's rights in and to the Collateral will be first and prior to the rights of the Collateral Agent on behalf of the Holders in and to the Collateral, which rights of the Collateral Agent are subject in all respects to the terms and conditions of the Intercreditor Agreement including the rights of the Collateral Agent to take actions pursuant to Section 3 or Section 6 hereof;

               (b) confirms that, in accordance with the Intercreditor Agreement, any Collateral or other property of any kind which is required to be delivered to the Collateral Agent hereunder shall be deemed to have been delivered if it shall have been delivered to the Senior Collateral Agent.

               (c) agree that in the event the Foothill Loan Agreement is substituted, replaced or refinanced with any credit facility as permitted by the Indenture (a "Replacement Credit Facility"), the Trustee shall enter into an intercreditor agreement with the issuer of any such Replacement Credit Facility on terms which taken as a whole are not materially less favorable to the Holders than the terms of the Foothill Intercreditor Agreement.

SECTION 7.     JURY TRIAL WAIVER; OTHER WAIVERS
               AND CONSENTS; GOVERNING LAW

         7.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

               (a) The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of New York.

               (b) Each of the Company and the Guarantors irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in and for the County of New York and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement, the Indenture or any of the other Security Documents or in any way connected or related or incidental to the dealings of the Company, the Guarantors and the Collateral Agent in respect of this Agreement, the Indenture or the other Security Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Collateral Agent shall have the right to bring any action or proceeding against the Company and the Guarantors or their respective property in the courts of any other jurisdiction which Collateral Agent deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce the Collateral Agent's rights against the Company and the Guarantors or their property).

               (c) Each of the Company and the Guarantors hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Collateral Agent's option, by service upon the Company and the Guarantors in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, the Company and the Guarantors shall appear in answer to such process, failing which the Company and the Guarantors shall be deemed in default and judgment may be entered by Collateral Agent against the Company and the Guarantors for the amount of the claim and other relief requested.

               (d) THE COMPANY, THE GUARANTORS AND COLLATERAL AGENT HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY, THE GUARANTORS AND COLLATERAL AGENT IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE COMPANY, THE GUARANTORS AND COLLATERAL AGENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE COMPANY, THE GUARANTORS OR COLLATERAL AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY, THE GUARANTORS AND COLLATERAL AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         7.2 Waiver of Notices. Each of the Company and the Guarantors hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Indenture Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Indenture Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on the Company or any of the Guarantors which Collateral Agent may elect to give shall entitle the Company or any of the Guarantors to any other or further notice or demand in the same, similar or other circumstances.

         7.3 Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Collateral Agent and in accordance with the amendment provisions of the Indenture, and as to amendments, as also signed by an authorized officer of the Company and the Guarantors. Collateral Agent shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its or the

Holders' rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Collateral Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Collateral Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Collateral Agent, on behalf of the Holders, would otherwise have on any future occasion, whether similar in kind or otherwise.

         7.4 Waiver of Counterclaims. Each of the Company and the Guarantors waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding commenced by the Collateral Agent or the Holders with respect to this Agreement, the Indenture Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         7.5 Indemnification. Each of the Company and the Guarantors shall indemnify and hold the Collateral Agent and the Trustee, and each of their respective directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, the Indenture, any other Security Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel, unless arising from the gross negligence or willful misconduct of the Collateral Agent or the Trustee, as determined pursuant to final non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, the Company and the Guarantors shall pay the maximum portion which it is permitted to pay under applicable law to Collateral Agent on behalf of the Collateral Agent and the Trustee in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Indenture Obligations, the termination of this Agreement and the satisfaction and discharge of the Indenture.

SECTION 8.     MISCELLANEOUS

         8.1 Termination. This Agreement and the Security Interest hereunder shall automatically terminate upon full and final payment and performance of all Indenture Obligations or release of all Collateral in accordance with the provisions of the Indenture. At such time, this Agreement shall no longer constitute a lien upon or grant any Security Interest in any of the Collateral, and the Collateral Agent shall, at the expense of the Company and the Guarantors, deliver to the Company and the Guarantors written acknowledgment thereof and cancellation of this Agreement in a form reasonably requested by the Company and the Guarantors. Without limiting the generality of the foregoing, the Security Interest hereunder shall not be terminated by the transfer of any of the Collateral hereunder from the Collateral Agent to the Company and the Guarantors, or any person designated by the Company and the Guarantors, for the purpose of ultimate sale, exchange, presentation, collection, renewal or registration of transfer or for any other purpose.

         8.2 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Collateral Agent at its address at One State Street, 10th Floor, New York, New York 10004, Attention: Corporate Finance, and to the Company and each Guarantor at their respective chief executive office set forth below, or to such other address as each party may designate by written notice to the others in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

         8.3 Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         8.4 Successors. This Agreement, the Indenture and the other Security Documents and any other document referred to herein or therein shall be binding upon the Company and the Guarantors and their respective successors and assigns and inure to the benefit of and be enforceable by Collateral Agent on behalf of the Holders and their respective successors and assigns, except that neither the Company nor any of the Guarantors may assign their rights under this Agreement, the Indenture or the other Security Documents and any other document referred to herein or therein without the prior written consent of Collateral Agent.

         8.5 Entire Agreement. This Agreement, the Indenture and the other Security Documents, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

         IN WITNESS WHEREOF, the Company and each of the Guarantors have caused these presents to be duly executed as of the day and year first above written.


                                   THE COMPANY:

                                   ANKER COAL GROUP, INC.

                                   By: /s/ Bruce Sparks
                                       --------------------------
                                   Title: President
                                          -----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------


                                   THE GUARANTORS:

                                   ANKER GROUP, INC.

                                   By: /s/ Bruce Sparks
                                       --------------------------
                                   Title: President
                                          -----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------



                                   ANKER ENERGY CORPORATION

                                   By: /s/ Bruce Sparks
                                       --------------------------
                                   Title: President
                                          -----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   BRONCO MINING COMPANY, INC.

                                   By: /s/ Bruce Sparks
                                       --------------------------
                                   Title: President
                                          -----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------


                                   ANKER POWER SERVICES, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   ANKER WEST VIRGINIA MINING
                                   COMPANY

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   JULIANA MINING COMPANY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   KING KNOB COAL CO., INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   VANTRANS, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   MELROSE COAL COMPANY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   MARINE COAL SALES COMPANY

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   HAWTHORNE COAL COMPANY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   UPSHUR PROPERTY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   HEATHER GLEN RESOURCES, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   NEW ALLEGHENY LAND HOLDING
                                   COMPANY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   PATRIOT MINING COMPANY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   VINDEX ENERGY CORPORATION

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   ANKER VIRGINIA MINING COMPANY, INC.

                                   By: /s/ B. Judd Hartman
                                       --------------------------
                                   Title:  Secretary
                                           ----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   SIMBA GROUP, INC.

                                   By: /s/ Bruce Sparks
                                       --------------------------
                                   Title: President
                                          -----------------------

                                   CHIEF EXECUTIVE OFFICE:
                                   2708 Cranberry Square
                                   ------------------------------
                                   Morgantown, WV 26508
                                   ------------------------------

                                   SCHEDULE A

                                   GUARANTORS

COMPANY                                                          STATE OF INCORPORATION
Anker Group, Inc.                                                Delaware
Anker Energy Corporation                                         Delaware
Bronco Mining Company, Inc.                                      West Virginia
Anker Power Services, Inc.                                       West Virginia
Anker West Virginia Mining Company, Inc.                         West Virginia
Juliana Mining Company, Inc.                                     West Virginia
King Knob Coal Co., Inc.                                         West Virginia
Vantrans, Inc.                                                   Delaware
Melrose Coal Company, Inc.                                       West Virginia
Marine Coal Sales Company                                        Delaware
Hawthorne Coal Company, Inc.                                     West Virginia
Upshur Property, Inc.                                            Delaware
Heather Glen Resources, Inc.                                     West Virginia
New Allegheny Land Holding Company, Inc.                         West Virginia
Patriot Mining Company, Inc.                                     West Virginia
Vindex Energy Corporation                                        West Virginia
Anker Virginia Mining Company, Inc.                              Virginia
Simba Group, Inc.                                                Delaware

                                  SCHEDULE R-1

                        Excluded Real Property Interests

                                  SCHEDULE R-2

                                  Real Property

Reference is made to the legal descriptions attached to the Mortgages.

                                  SCHEDULE 4.1

                                  Subsidiaries

                                  SCHEDULE 4.2

                             Chief Executive Office;
                              Collateral Locations